AVONDALE HESTER [LOGO]
                                TOTAL RETURN FUND








                                  ANNUAL REPORT

                                 MARCH 31, 1999

                             AVONDALE HESTER [LOGO]
                                TOTAL RETURN FUND


April 16, 1999

Dear Shareholders:

Hester Capital Management, L.L.C. (HCM) is pleased to send you the annual report for the Avondale Hester Total Return Fund for the year ended March 31. It has been an eventful period in the U.S. financial markets since shareholders approved a new investment advisory agreement with HCM on September 30 of last year.

Avondale Hester experienced a return of 4.51 % for the quarter ended March 31 and a 21.95% gain during the last 6 months. The portfolio began the quarter with 85.9% of the assets allocated to common stocks, 8.5% to fixed-income securities and 5.6% to short-term investments. Since our last letter, we have increased the sector exposure in the equity component of the portfolio in technology to 14.9% and consumer cyclicals to 6.2%. Weightings were reduced in the utility and consumer services sectors. In addition, the fixed-income component of the portfolio now accounts for 7.8% of the total assets. This percentage has been influenced by the outperformance of stocks versus bonds, and the fact that we have had sales and maturities and some principal paydowns in the mortgage-backed component of the portfolio. Avondale ended the fiscal year with 88.8% of the assets and 7.8% allocated to common stocks and fixed-income securities, respectively, with the remaining 3.4% invested in short-term investments.

                             INVESTMENT PERFORMANCE

                                        01/01/99        10/01/98      04/01/98
                                         THROUGH         THROUGH       THROUGH
                                        03/31/99        03/31/99      03/31/99
                                        --------        --------      --------

Avondale Hester                           4.51%          21.95%        10.94%

S&P 500 Composite Index                   4.98%          27.32%        18.47%

S&P 500 Composite Unweighted             (0.89%)         14.38%        (4.93%)

Lipper Growth & Income Fund Index         2.08%          20.62%         6.82%

Lehman Intermediate Bond Index           (0.19%)          0.10%         6.57%

90 Day U.S. Treasury Bills                1.13%           2.20%         4.89%

Consumer Price Index                      0.67%           0.86%         1.73%

We did not execute our original plan to invest the cash reserves in fixed-income securities as per our last letter. The continuing strength of the economy and the increase in oil prices caused us to take a somewhat cautious stance with regard to the fixed-income markets. However, with the tremendous back-up in market rates and the extreme negative market sentiment, we plan to take advantage of this environment and raise the fixed-income allocation back to within 15%-20% of the portfolio. We found government agency securities and high-grade corporate bonds attractive relative to U.S. treasuries in the current market.

The U.S. economy has experienced near perfect economic conditions, low inflation and a passive to accommodative Federal Reserve. The global situation has improved due to massive monetary stimulus in Europe via declining short-term interest rates and in Japan. Tight labor markets and limited pricing power have put a squeeze on corporate profit margins. However, productivity has exploded which has helped hold unit labor costs. The biggest risks on the horizon today are the recent indications of emerging inflationary pressures, primarily through energy prices. While inflation is primarily a monetary event, the pick-up in global economic activity combined with rising energy prices would be of concern to the Fed.

Economic growth in the United States is now in the 97th consecutive month. The record goes back to the 1961-69 expansion, which recorded 107 consecutive months of uninterrupted economic growth. We fully expect this expansion to break that record. But the Fed has to be concerned about the strong rate of growth and indications of inflation. As a result, the Federal Reserve will continue to jawbone interest rates with no increase in the Fed Funds rate at the upcoming meeting, but the minutes should reflect a shift to a tightening bias. We expect 30-year government bonds not to trade outside of an upper band of 5.90%-6.25%, and look for a decline in rates as the year progresses.

The stock market as measured by the Standard & Poor's 500 Composite Index continued its momentum characteristics in the first quarter and became even more narrower than in 1998. In calendar 1998, the narrow breadth of the market was exemplified by the fact that 10 stocks accounted for 50% of the 500's 28.6% total return, with the majority of the advance coming from less than 50 of the largest stocks in the Index. In the first quarter of 1999, only 21 stocks accounted for the S&P's 4.9% increase. The key drivers of the U.S. market since 1982 have been decelerating inflation, improving corporate profitability and a tremendous expansion in valuation via the market's price-to-earnings ratio. As we enter the second quarter of the calendar year, we view the valuation as high and there are signs that inflation may be raising its head. These issues combined with the speculation in internet stocks and the rise in interest rates are signs of caution. However, the overseas markets continue to establish new highs on the strength of global rate cuts which have stimulated liquidity, and earnings expectations are on the rise, which should lend support to stock prices.

We value the opportunity to serve as advisor to the Avondale Hester Total Return Fund and look forward to serving you in the future.

Very truly yours,


/s/ Ira Craig Hester                         /s/ John E. Gunthorp

Ira Craig Hester, CFA                        John E. Gunthorp, CFA
President & CEO                              Executive Vice President

                       AVONDALE HESTER TOTAL RETURN FUND


                       AVONDALE HESTER TOTAL RETURN FUND
                         Value of $10,000 vs S & P 500

                                AVONDALE HESTER
         QUARTER               TOTAL RETURN FUND         S & P 500
         -------               -----------------         ---------
         10/12/88                  $10,000                $10,000
         12/31/88                    9,965                 10,280
          3/31/89                   10,172                 11,007
          6/30/89                   10,772                 11,966
          9/30/89                   11,196                 13,264
         12/31/89                   11,411                 13,535
          3/31/90                   11,202                 13,159
          6/30/90                   11,645                 13,968
          9/30/90                   10,781                 12,062
         12/31/90                   11,488                 13,143
          3/31/91                   12,424                 15,063
          6/30/91                   12,182                 15,014
          9/30/91                   13,391                 15,818
         12/31/91                   14,573                 17,145
          3/31/92                   13,800                 16,711
          6/30/92                   13,466                 17,014
          9/30/92                   13,752                 17,566
         12/31/92                   14,351                 18,458
          3/31/93                   15,068                 19,255
          6/30/93                   14,977                 19,334
          9/30/93                   15,429                 19,847
         12/31/93                   15,379                 20,313
          3/31/94                   14,944                 19,535
          6/30/94                   14,654                 19,604
          9/30/94                   15,659                 20,581
         12/31/94                   15,731                 20,572
          3/31/95                   16,113                 22,573
          6/30/95                   17,929                 24,727
          9/30/95                   19,416                 26,690
         12/31/95                   20,229                 28,293
          3/31/96                   20,410                 29,818
          6/30/96                   20,696                 31,135
          9/30/96                   20,878                 32,111
         12/31/96                   21,173                 34,798
          3/31/97                   20,636                 35,720
          6/30/97                   23,968                 41,945
          9/30/97                   25,241                 45,092
         12/31/97                   25,419                 46,402
          3/31/98                   28,406                 52,870
          6/30/98                   28,744                 54,582
          9/30/98                   25,842                 49,167
         12/31/98                   30,154                 59,660
          3/31/99                   31,514                 62,610


                           Average Annual Total Return
                           Period Ended March 31, 1999
                         1 Year.................. 10.94%
                         5 Year.................. 16.08%
                         10 Year................. 11.96%

Past performance is not predictive of future performance.

The S&P 500 is a broad market-weighted average of U.S. blue-chip companies. The S&P 500 is unmanaged and returns include reinvested dividends.

                       AVONDALE HESTER TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS AT MARCH 31, 1999
--------------------------------------------------------------------------------
 Shares    COMMON STOCKS: 88.8%                                     Market Value
--------------------------------------------------------------------------------

           BANKS: 10.3%
  8,014    Bank One Corp............................................ $  441,271
  4,713    BankAmerica Corp.........................................    332,856
 11,020    Regions Financial Corp...................................    381,568
                                                                     ----------
                                                                      1,155,695
                                                                     ----------
           BEVERAGES - ALCOHOLIC: 2.4%
  3,500    Anheuser-Busch Companies, Inc............................    273,970
                                                                     ----------

           BEVERAGES - SOFT DRINK: 1.2%
  2,266    Coca-Cola Company........................................    139,076
                                                                     ----------

           COMMUNICATION SERVICES: 0.0%
     50    Sodexho Marriott Services*...............................      1,103
                                                                     ----------

           COMPUTER SERVICES: 7.2%
  4,500    Adobe Systems, Inc.......................................    255,375
  9,737    First Data Corp..........................................    416,257
  5,000    Oracle Corp.*............................................    131,875
                                                                     ----------
                                                                        803,507
                                                                     ----------
           COMPUTERS: 6.9%
    696    3Com Corp.*..............................................     16,225
  3,500    Hewlett-Packard Co.......................................    237,344
  2,913    International Business Machines Corp.....................    516,329
                                                                     ----------
                                                                        769,898
                                                                     ----------
           CONSUMER PRODUCTS: 8.2%
  3,000    Bell & Howell Company*...................................     87,937
  7,537    General Electric Company.................................    833,781
                                                                     ----------
                                                                        921,718
                                                                     ----------
           ELECTRIC SERVICES: 2.5%
  5,168    Duke Power Company.......................................    282,302
                                                                     ----------

See accompanying Notes to Financial Statements.

                       AVONDALE HESTER TOTAL RETURN FUND

--------------------------------------------------------------------------------
 Shares                                                             Market Value
--------------------------------------------------------------------------------
           ELECTRONICS: 1.4%
  1,500    AMP, Inc................................................. $   80,531
    600    Intel Corp.*.............................................     71,475
                                                                     ----------
                                                                        152,006
                                                                     ----------
           FINANCIAL SERVICES: 7.7%
  3,513    American Express Company.................................    412,777
  7,023    Citigroup, Inc...........................................    448,594
                                                                     ----------
                                                                        861,371
                                                                     ----------
           FURNITURE: 3.5%
  5,000    Ethan Allen Interiors, Inc...............................    207,813
 10,000    Herman Miller, Inc.......................................    182,500
                                                                     ----------
                                                                        390,313
                                                                     ----------
           HOTEL/MOTEL: 3.1%
 10,400    Marriott International, Inc., Class A....................    349,700
                                                                     ----------

           INDUSTRIAL MACHINERY: 3.5%
  5,524    Tyco International Ltd...................................    396,347
                                                                     ----------

           LINEN SUPPLIES: 1.6%
 12,500    Angelica Corp............................................    175,000
                                                                     ----------

           OIL-ENERGY: 2.2%
  3,539    Exxon Corp...............................................    249,721
                                                                     ----------

           PHARMACEUTICALS: 21.2%
  5,932    Bristol-Myers/Squibb Company.............................    381,502
  4,166    Johnson & Johnson........................................    390,302
  6,624    Pfizer, Inc..............................................    919,080
 12,458    Schering-Plough Corp.....................................    689,083
                                                                     ----------
                                                                      2,379,967
                                                                     ----------
           PHOTOGRAPHY / IMAGING: 1.1%
  2,000    Eastman Kodak Co.........................................    127,750
                                                                     ----------

See accompanying Notes to Financial Statements.

                       AVONDALE HESTER TOTAL RETURN FUND

--------------------------------------------------------------------------------
 Shares                                                             Market Value
--------------------------------------------------------------------------------
           RETAIL - RESTAURANTS: 2.4%
   6,000   McDonald's Corp.......................................... $  271,875
                                                                     ----------

           TELECOMMUNICATIONS EQUIPMENT: 2.4%
   4,000   IPC Information Systems, Inc.*...........................     77,000
   2,000   Tellabs, Inc.*...........................................    195,500
                                                                     ----------
                                                                        272,500
                                                                     ----------

           Total Common Stock (cost $4,988,248).....................  9,973,819
                                                                     ----------

Principal Amount     BONDS: 7.8%
--------------------------------------------------------------------------------

           AGENCIES: 6.4%
$500,000   FHLMC, 5.865%, 7/16/2001.................................    500,835
  67,178   FNMA, 7.500%, 8/1/2002...................................     68,940
 104,538   FNMA, 7.000%, 6/1/2003...................................    106,982
  48,116   GNMA, 5.500%, 5/20/2027..................................     48,735
                                                                     ----------
                                                                        725,492
                                                                     ----------
           U.S. TREASURY NOTES: 0.5%
  50,000   7.125%, 2/29/2000........................................     51,000
                                                                     ----------

           CORPORATE: 0.9%
  75,000   Associates Corp., 6.750%, 10/15/1999.....................     75,596
  25,000   IBM, 6.375%, 6/15/2000...................................     25,235
                                                                     ----------
                                                                        100,831
                                                                     ----------

           Total Bonds (cost $871,163)..............................    877,323
                                                                     ----------

           SHORT-TERM INVESTMENTS: 3.7%
--------------------------------------------------------------------------------
           MONEY MARKET INVESTMENT: 3.7%
 412,348   Star Treasury Cash Management Fund, 4.710%, 4/1/1999
           (cost $412,348)..........................................    412,348
                                                                     ----------

See accompanying Notes to Financial Statements.

                       AVONDALE HESTER TOTAL RETURN FUND

--------------------------------------------------------------------------------
                                                                    Market Value
--------------------------------------------------------------------------------
           Total Investment in Securities
             (cost $6,271,759+): 100.3%.............................$11,263,490
           Liabilities in excess of Other Assets: (0.3)%............    (38,993)
                                                                    -----------
           TOTAL NET ASSETS: 100.0% ................................$11,224,497
                                                                    ===========

*Non-income producing security.

+At March 31, 1999, the cost of securities for Federal tax purposes was the same as the basis for financial reporting. Unrealized appreciation and depreciation of securities were as follows:


       Gross unrealized appreciation................................$ 5,135,606
       Gross unrealized depreciation................................   (143,875)
                                                                    -----------
         Net unrealized appreciation................................$ 4,991,731
                                                                    ===========

See accompanying Notes to Financial Statements.

                       AVONDALE HESTER TOTAL RETURN FUND

STATEMENT OF ASSETS AND LIABILITIES AT MARCH 31, 1999
--------------------------------------------------------------------------------
ASSETS
      Investments in securities, at value (cost $6,271,759) .......  $11,263,490
      Dividends and interest receivable ...........................       28,913
      Other assets ................................................        1,709
                                                                     -----------
                  Total assets ....................................   11,294,112
                                                                     -----------
LIABILITIES
      Payables:
            Advisory fees .........................................        6,721
            Administration fee ....................................        2,728
            Securities purchased ..................................       35,274
      Accrued expenses ............................................       24,892
                                                                     -----------
                  Total liabilities ...............................       69,615
                                                                     -----------

NET ASSETS ........................................................  $11,224,497
                                                                     ===========

      NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
        ($11,224,497/293,528 shares outstanding;
        unlimited number of shares authorized without par value) ..  $     38.24
                                                                     ===========

COMPONENTS OF NET ASSETS
      Paid-in capital .............................................  $ 5,743,237
      Undistributed net investment income .........................       30,836
      Accumulated net realized gain on investments ................      458,693
      Net unrealized appreciation on investments ..................    4,991,731
                                                                     -----------
            Net assets ............................................  $11,224,497
                                                                     ===========

See accompanying Notes to Financial Statements.

                       AVONDALE HESTER TOTAL RETURN FUND

STATEMENT OF OPERATIONS - FOR THE YEAR ENDED MARCH 31, 1999
--------------------------------------------------------------------------------
INVESTMENT INCOME
      Income
            Dividend ...............................................  $  121,420
            Interest ...............................................      83,994
            Other ..................................................         797
                                                                      ----------
                  Total income .....................................     206,211
                                                                      ----------

      Expenses
            Advisory fees ..........................................      67,472
            Administration fee .....................................      30,000
            Fund accounting fees ...................................      19,192
            Audit fee ..............................................      13,163
            Transfer agent fees ....................................      10,640
            Legal fees .............................................       6,876
            Custody fees ...........................................       5,298
            Trustee fees ...........................................       4,535
            Registration fees ......................................       2,343
            Reports to shareholders ................................       1,995
            Miscellaneous ..........................................       1,706
                                                                      ----------
              Total expenses .......................................     163,220
                                                                      ----------
                        NET INVESTMENT INCOME ......................      42,991
                                                                      ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
      Net realized gain from security transactions .................     481,917
      Net change in unrealized appreciation on investments .........     603,123
                                                                      ----------
              Net realized and unrealized gain on investments ......   1,085,040
                                                                      ----------
              NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .  $1,128,031
                                                                      ==========

See accompanying Notes to Financial Statements.

                       AVONDALE HESTER TOTAL RETURN FUND

STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------
                                                                       Year            Year
                                                                      Ended            Ended
                                                                  March 31, 1999   March 31,1998
                                                                  --------------   -------------
INCREASE IN NET ASSETS FROM:
OPERATIONS
   Net investment income ......................................     $    42,991     $    51,755
   Net realized gain from security transactions  ..............         481,917         217,544
   Net change in unrealized appreciation on investments .......         603,123       3,099,157
                                                                    -----------     -----------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS  ...       1,128,031       3,368,456
                                                                    -----------     -----------

DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ......................................         (14,289)        (49,621)
   Net realized gain from security transactions ...............        (213,810)       (166,584)
                                                                    -----------     -----------
      TOTAL DISTRIBUTIONS TO SHAREHOLDERS .....................        (228,099)       (216,205)
                                                                    -----------     -----------

CAPITAL SHARE TRANSACTIONS
   Net decrease in net assets derived from net change in
     outstanding shares (a)....................................        (589,689)     (2,115,938)
                                                                    -----------     -----------
      Total  increase in net assets............................         310,243       1,036,313

NET ASSETS
   Beginning of year...........................................      10,914,254       9,877,941
                                                                    -----------     -----------
END OF YEAR (including undistributed net investment
   income of $30,836 and $2,134, respectively).................     $11,224,497     $10,914,254
                                                                    ===========     ===========

(a) A summary of capital share transactions is as follows:

                                                       Year Ended                Year Ended
                                                     March 31, 1999            March 31, 1998
                                                 ----------------------   ----------------------
                                                  Shares       Value       Shares      Value
                                                 --------  ------------   --------  ------------
Shares sold ....................................  76,567   $ 2,596,160     11,969   $   383,640
Shares issued in reinvestment of distributions..   6,221       214,284      6,229       196,258
Shares redeemed................................. (98,828)   (3,400,133)   (86,710)   (2,695,836)
                                                 -------   -----------    -------   -----------
Net decrease.................................... (16,040)  $  (589,689)   (68,512)  $(2,115,938)
                                                 =======   ===========    =======   ===========

See accompanying Notes to Financial Statements.

                       AVONDALE HESTER TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH YEAR

---------------------------------------------------------------------------------------------------
                                                              Years Ended March 31,
                                              -----------------------------------------------------
                                               1999        1998       1997        1996        1995
                                              ------      ------      ------     ------      ------
Net asset value, beginning of year .......... $35.26      $26.13      $27.76     $23.58      $22.93
Income from investment operations:
      Net investment income..................   0.15        0.16        0.18       0.27        0.23
      Net realized and unrealized gain
            on investments ..................   3.62        9.61        0.14       6.00        1.49
                                              ------      ------      ------     ------      ------
Total from investment operations.............   3.77        9.77        0.32       6.27        1.72
                                              ------      ------      ------     ------      ------
Less distributions:
      From net investment income.............  (0.05)      (0.15)      (0.28)     (0.27)      (0.23)
      From net capital gains.................  (0.74)      (0.49)      (1.67)     (1.82)      (0.84)
                                              ------      ------      ------     ------      ------
Total distributions..........................  (0.79)      (0.64)      (1.95)     (2.09)      (1.07)
                                              ------      ------      ------     ------      ------
Net asset value, end of year................. $38.24      $35.26      $26.13     $27.76      $23.58
                                              ======      ======      ======     ======      ======

Total return.................................  10.94%      37.65%      1.10%      26.67%       7.82%

Ratios/supplemental data:
Net assets, end of year (millions)........... $ 11.2      $ 10.9       $ 9.9      $ 9.8       $ 6.9
Ratio of expenses to average net assets......   1.57%       1.59%       1.83%      1.69%       1.77%
Ratio of net investment income to average
      net assets.............................   0.41%       0.48%       0.62%      1.03%       0.96%

Portfolio turnover rate  ....................  25.71%       9.38%      40.87%     52.25%      52.24%

See accompanying Notes to Financial Statements.

                       AVONDALE HESTER TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS AT MARCH 31, 1999
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

     Avondale Hester Total Return Fund (the "Fund") is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end investment management company. The Fund began operations on October 12, 1988.

     Hester Capital Management, L.L.C. (the "Advisor"), the Fund's Advisor, is a registered investment advisor, and provides investment advisory services to individuals and institutions with assets of approximately $500 million. Mr. I. Craig Hester, President, and Mr. John Gunthorp, Executive Vice President, are responsible for the management of the Fund's portfolio. Prior to September 1, 1998, the Fund was known as the Avondale Total Return Fund and was managed by Herbert R. Smith & Co., Inc.

     The Fund's primary investment objective is to realize the combination of income and capital appreciation that will produce the maximum total return consistent with reasonable risk. The Fund seeks to achieve its objective by investing primarily in higher quality fixed income debt securities and equity securities.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION. Investments in securities traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last reported sales price at the close of regular trading on the last business day of the period; securities traded on an exchange or NASDAQ for which there have been no sales and other over-the-counter securities are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

          U.S. Government securities with less than 60 days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at the current market value (using the mean between the bid and asked price) until the 60th day prior to maturity, and then valued at amortized cost based upon the value on such date unless the Board determines during such 60-day period that this amortized cost basis does not represent fair value.

     B. FEDERAL INCOME TAXES. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. SECURITY TRANSACTIONS, INVESTMENT INCOME AND DISTRIBUTIONS. As is common in the industry, security transactions are accounted for on the trade date. The cost of securities owned on realized transactions are relieved on a first-in, first-out basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

                       AVONDALE HESTER TOTAL RETURN FUND

--------------------------------------------------------------------------------

     D. USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

     For the five months ended August 31, 1998, Herbert R. Smith, Incorporated provided the Fund with investment management services under an Investment Advisory Agreement. As of September 1, 1998, the management of the Fund transferred to Hester Capital Management, L.L.C. Herbert R. Smith, Incorporated and Hester Capital Management, L.L.C. (the "Managers") furnished all investment advice, office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Managers were entitled to a monthly fee at the annual rate of 0.70% on the first $200 million of average daily net assets; 0.60% on the next $300 million of net assets; and 0.50% on net assets exceeding $500 million. For the year ended March 31, 1999, the Fund incurred $67,472 in Advisory fees.

     Investment Company Administration, LLC (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at an annual rate equal to the greater of 0.15% of the Fund's average daily net assets or $30,000. For the year ended March 31, 1999, the Fund incurred $30,000 in Administration fees.

     First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

     Certain officers and trustees of the Trust are also officers and/or directors of the Administrator and Distributor.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

     The cost of purchases and the proceeds from sales of securities, excluding short-term securities and U.S. Government securities, for the year ended March 31, 1999, were $2,073,185 and $2,877,942, respectively. For the year ended March 31, 1999, the cost of purchases and the proceeds from sales of U.S. Government and Government Agency obligations, excluding short-term securities, were $499,141 and $586,702, respectively.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------
TO THE SHAREHOLDERS OF
      AVONDALE HESTER TOTAL RETURN FUND and
THE BOARD OF TRUSTEES OF
      PROFESSIONALLY MANAGED PORTFOLIOS

      We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Avondale Hester Total Return Fund, a series of Professionally Managed Portfolios, as of March 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

       We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Avondale Hester Total Return Fund as of March 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                            TAIT, WELLER & BAKER


Philadelphia, Pennsylvania
April 16, 1999

                               INVESTMENT ADVISOR

                        Hester Capital Management, L.L.C.
                          100 Congress Ave., Suite 1960
                                Austin, TX 78701


                                   DISTRIBUTOR

                          First Fund Distributors, Inc.
                       4455 E. Camelback Road, Suite 261E
                                Phoenix, AZ 85018


                                    CUSTODIAN

                               Firstar Bank, N.A.
                                425 Walnut Street
                              Cincinnati, OH 45202


                                 TRANSFER AGENT

                          American Data Services, Inc.
                                  P.O. Box 5536
                            Hauppauge, NY 11788-0132
                                 (800) 282-2340


                                    AUDITORS

                              Tait, Weller & Baker
                         8 Penn Center Plaza, Suite 800
                             Philadelphia, PA 19103


                                  LEGAL COUNSEL

                     Paul, Hastings, Janofsky & Walker, LLP
                        345 California Street, 29th Floor
                             San Francisco, CA 94104

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.